CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Proguard Acquisition Corp. (the "Company") on Form 10-QSB for the six months ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frank Bauer, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:
            (1) The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Frank Bauer
-----------------------------
Frank Bauer
Chief Executive Officer

August 10, 2007


CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Proguard Acquisition Corp. (the "Company") on Form 10-QSB for the six months ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Norman Becker, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
            (1) The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Norman Becker
-----------------------------
Norman Becker
Chief Financial Officer

August 10, 2007